May 21, 2008


                        TOUCHSTONE VARIABLE SERIES TRUST

                       TOUCHSTONE THIRD AVENUE VALUE FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2008

 NOTICE OF CHANGE OF THE INVESTMENT STRATEGY OF THE TOUCHSTONE THIRD AVENUE
                                   VALUE FUND

ON PAGE 9 OF THE PROSPECTUS DATED MAY 1, 2008, PLEASE REPLACE THE SECTION ENTITLED "ITS PRINCIPAL INVESTMENT STRATEGIES" WITH THE FOLLOWING:

The Fund invests primarily in common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a discount to what the Sub-Advisor believes is their liquid value. The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The Fund invests in companies regardless of market capitalization and invests in both domestic and foreign securities. The Fund may invest up to 50% of its total assets in securities of foreign companies. The mix of the Fund's investments at any time will depend on the industries and types of securities the Sub-Advisor believes hold the most value. The Fund's investments may include stocks in the technology sector.

The Sub-Advisor will sell securities due to acquisitions or similar transactions, if the security appreciates and becomes excessively overweighted in the portfolio, if the security becomes grossly overpriced, if the company's business conditions change, or if the Sub-Advisor believes its initial analysis was not accurate. As long as the Sub-Advisor believes a company has strong fundamentals and is not overpriced, it will continue to hold the position.


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              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.